EXHIBIT 10.4
                                                                    ------------




               AMENDMENT TO EXISTING REGISTRATION RIGHTS AGREEMENT

         Amendment, dated as of May 15, 2002, to that certain Second Amended and Restated Registration Rights Agreement dated April 20, 1999, as amended, among SpectraSite Holdings, Inc. (the "COMPANY"), the WCAS Purchasers, the Whitney Purchasers, the CIBC Purchasers and the other parties thereto (such agreement being referred to herein as the "EXISTING REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Existing Registration Rights Agreement.

         WHEREAS, pursuant to Section 13(e) of the Existing Registration Rights Agreement, the Company and the undersigned holders of Restricted Stock, representing not less than 60% of the voting power of the Restricted Stock and Management Stock currently outstanding, desire to amend the Existing Registration Rights Agreement as more particularly set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the Closing Date (as defined below), as follows:

         1. The last sentence of Section 4(c) of the Existing Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "The Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby, except (i) as provided in this paragraph (c), (ii) pursuant to any registration rights set forth in the Registration Rights Agreement, dated as of November 20, 2000, by and among the Company and Trimaran Fund II, L.L.C., Trimaran Capital, L.L.C., Trimaran Parallel Fund II, L.P., CIBC Employee Private Equity Fund (Trimaran) Partners and CIBC World Markets Ireland Limited (the "Trimaran Registration Rights Agreement") or (iii) pursuant to the Registration Rights Agreement (as defined in the Funding Agreement dated as of May 15, 2002 among the Company, SpectraSite Intermediate Holdings, LLC and the several purchasers named therein), as it may be amended from time to time (as amended from time to time, the "2002 Registration Rights Agreement")."

         2. The last sentence of the first paragraph of Section 6 of the Existing Registration Rights Agreement is hereby amended and restated in its entirety as follows:

                  "In such event, the Company shall include in such registration
                  (i) first, the securities the Company proposes to sell or the securities proposed to be sold pursuant to Section 4 or 5 of the Trimaran Registration Rights Agreement or Section 4, 5 or 7 of the 2002 Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder, (ii) second, the Restricted Stock requested to be included in such registration hereunder and shares of Common Stock requested to be registered pursuant to Section 6 of the Trimaran Registration Rights Agreement or Section 6 of the 2002 Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder, (iii) third, the Management Stock requested to be included in such registration hereunder, pro rata among the holders thereof participating in such registration based upon the number of shares requested by such holder, and (iv) fourth, other securities requested to be included in such registration by persons other than holders of Restricted Stock or Management Stock."

         3. The Company hereby represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Amendment by the Company will not violate any provision of applicable law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, except for such violations, conflicts or breaches which, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole and (b) this Amendment has been duly executed and delivered by the Company and when this Amendment is executed by the other parties hereto, the Existing Registration Rights Agreement as amended by this Amendment, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         4. This Amendment shall not constitute an amendment or modification of any other provision of the Existing Registration Rights Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Existing Registration Rights Agreement are and shall remain in full force and effect. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Registration Rights

Agreement shall, after this Amendment becomes effective, refer to the Existing Registration Rights Agreement as amended hereby

         5. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

         6. This Amendment has been executed as of the date first above written and will automatically and without further action of the parties become effective on the Closing Date (as such term is defined in the Funding Agreement among the Company, SpectraSite Intermediate Holdings, LLC and the several purchasers named therein (the "FUNDING AGREEMENT")); PROVIDED that if the Funding Agreement is terminated, this Amendment shall automatically and without further action of the parties terminate and be of no force and effect.

         7. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

               AMENDMENT TO EXISTING REGISTRATION RIGHTS AGREEMENT


                                SPECTRASITE HOLDINGS, INC.

                                By: Stephen H. Clark
                                    -------------------------------------------
                                    Name:       Stephen H. Clark
                                    Title:      President and CEO



WELSH, CARSON, ANDERSON &
     STOWE VIII, L.P.


By:   WCAS VIII Associates, L.L.C.,
      General Partner

By:   /s/ Jonathan Rather
      ---------------------------------
      Name:  Jonathan Rather
      Title:



WCAS CAPITAL PARTNERS III L.P.

By:   WCAS CP III Associates, L.L.C.,
      General Partner

By:   /s/ Jonathan Rather
      ---------------------------------
      Name:  Jonathan Rather
      Title:



WCAS INFORMATION PARTNERS, L.P.


By:   /s/ Jonathan Rather
      ---------------------------------
      Name:  Jonathan Rather
      Title:



/s/ Kenneth Melkus
---------------------------------------
KENNETH MELKUS

Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Andrew M. Paul
Thomas E. McInerney
Laura VanBuren
Robert A. Minicucci
Anthony J. de Nicola
Paul B. Queally
Lawrence B. Sorrel
Priscilla A. Newman
D. Scott Mackesy

By:   /s/ Jonathan M. Rather
      ---------------------------------
      Name:  Jonathan M. Rather
      Title: Individually and
             as Attorney-in-fact



TRUST U/A DATED 11/26/84 FBO
     ERIC WELSH


By:   /s/ Carol Welsh
      ---------------------------------
      Name:  Carol Welsh
      Title:



TRUST U/A DATED 11/26/84 FBO
     RANDALL WELSH


By:   /s/ Carol Welsh
      ---------------------------------
      Name:  Carol Welsh
      Title:



TRUST U/A DATED 11/26/84 FBO
     JENNIFER WELSH


By:   /s/ Carol Welsh
      ---------------------------------
      Name:  Carol Welsh
      Title:

TOWER PARENT CORP.


By:   /s/ Timothy Donahue
      ---------------------------------
      Name:  Timothy Donahue
      Title: President



CIBC WG ARGOSY MERCHANT
     FUND 2, L.L.C.


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title: Managing Director



CO-INVESTMENT MERCHANT FUND 3, L.L.C.


By:   /s/ Steven A. Flyer
      ---------------------------------
      Name:  Steven A. Flyer
      Title: Attorney-in-fact



CARAVELLE INVESTMENT FUND, L.L.C.


By:   Caravelle Advisors, L.L.C.,
      As its Investment Manager and Attorney-
      in-Fact


By:   /s/ David Millise
      ---------------------------------
      Name:  David M. Millise
      Title:



WHITNEY EQUITY PARTNERS, L.P.

By:   Whitney Equity Partners, LLC,
      Its General Partner


By:   /s/ Daniel J. O'Brien
      ---------------------------------
      Name:  Daniel J. O'Brien
      Title: Managing Member

J.H. WHITNEY III, L.P.

By:   J.H. Whitney Equity Partners III, L.L.C.,
      Its General Partner


By:   /s/ Daniel J. O'Brien
      ---------------------------------
      Name:  Daniel J. O'Brien
      Title: Managing Member



WHITNEY STRATEGIC PARTNERS,
     III, L.P.


By:   J.H. Whitney Equity Partners III, L.L.C.,
      Its General Partner


By:   /s/ Daniel J. O'Brien
      ---------------------------------
      Name:  Daniel J. O'Brien
      Title: Managing Member



J.H. WHITNEY MEZZANINE FUND, L.P.

By:   Whitney GP, LLC,
      its General Partner


By:   /s/ Daniel J. O'Brien
      ---------------------------------
      Name:  Daniel J. O'Brien
      Title: Managing Member

/s/ Stephen J. Clark
---------------------------------------
STEPHEN H. CLARK



/s/ David P. Tomick
---------------------------------------
DAVID P. TOMICK

SBC TOWER HOLDINGS LLC

By:   New Southwestern Bell Mobile Systems,
      Inc.,
      Its Managing Member


By:   /s/ Gregory Gibson
      ---------------------------------
      Name:  Gregory L. Gibson
      Title: Vice President